UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2008

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 4, 2008, HCP, Inc. (“HCP”) issued a press release setting forth its financial results for the three and nine months ended September 30, 2008.  The press release referred to a supplemental information package that is available on HCP’s website, free of charge, at www.hcpi.com.  The text of the press release and the supplemental information package are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are specifically incorporated by reference herein.

The information in this Form 8-K and the related information in the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of HCP under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.		Financial Statements and Exhibits.

	(d)	Exhibits.

99.1		Press Release of HCP, Inc., dated November 4, 2008.
99.2		HCP, Inc. Supplemental Information Package for the quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCP, Inc.
(Registrant)

Date: November 4, 2008	By:	/s/ Edward J. Henning
	Name:	Edward J. Henning
	Title:	Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of HCP, Inc., dated November 4, 2008.
99.2	HCP, Inc. Supplemental Information Package for the quarter ended September 30, 2008.